SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
MARKET OVERVIEW


FIXED-INCOME MARKETS

     In the first half of 1998, bond investors benefited from falling interest rates, as inflation remained subdued largely due to very weak commodity prices. By mid-year the yield on the ten-year Treasury Note stood at 5.4%, a fall of 0.3% from its level at the beginning of the year. Weak commodity prices, especially oil prices, while generally beneficial to the U.S. economy, were wreaking havoc elsewhere. In August 1998, investors began pulling money out of Russia as quickly as possible, as it became clear that Russia could not support its debt burden with the price of oil at about $13 a barrel. The Russian ruble collapsed in value over 50% at the end of August and Russia defaulted on scheduled debt payments. What followed was a classic flight-to-quality and liquidity crisis as investors sold riskier debt securities at almost any price to move assets into U.S. Treasury securities. Yields on the ten-year Note fell to 4.4% by the end of September, a level actually below that of the six-month Treasury Bill, which yielded 4.5% at that time. The Federal Reserve responded to the financial crises by aggressively cutting short-term money-market rates. The Federal Funds target rate was cut from 5.5% to 4.75% during this period because the Fed believed the high level of risk aversion shown by investors posed a threat to continued growth in the U.S. economy. The third rate cut on October 15, 1998, took investors by surprise and investment surged back into riskier assets. By cutting rates, the Federal Reserve increased money flows into the U.S. economy, and so the Fed's actions reassured investors that growth was likely to continue in the U.S.

     Riskier fixed-income assets performed very well in the fourth quarter, because the extremely high premium that investors had demanded for credit risk in September shrank. The increase in liquidity in the economy helped drive interest rates up in the first quarter of 1999, however, and the yield on the ten-year Note rose to 5.2% by March 31, 1999 from 4.7% at the end of December. Another factor causing interest rates to rise was the recovery in oil prices. Oil producers introduced output cuts in order to reduce supply. Falling oil prices had been one of the factors keeping inflation low through 1998. As a result, bond investors raised the inflation premium demanded from bond issuers.


     Mortgage Securities suffered from some of the turmoil affecting fixed-income securities in 1998. Mortgages underperformed comparable Treasury securities in 1998 with the Salomon-Smith Barney Mortgage Index returning 7.0% in 1998, while the five-year Treasury Note returned 9.6%. Mortgages were less affected than other bonds by the flight from credit risk because of the high credit quality of Government agency mortgages, but interest rate volatility rose substantially in the latter half of the year. Mortgage securities perform best when interest rates are steady, and so higher volatility hurts mortgage investors. A second factor hurting mortgages was the fast rate of principal prepayments, as declining interest rates gave homeowners the opportunity to refinance at lower rates, and many homeowners refinanced to convert home equity into cash. In the first quarter of 1999, mortgages performed very well when compared with both Treasury securities and corporate bonds, as volatility and prepayment expectations declined. Through March 31, 1999, the Salomon-Smith Barney Mortgage Index returned 1.0%, while the five-year Note lost 1.3%.


EQUITY MARKETS

     The S&P 500 returned 28.6% in 1998. The index has returned over 20% for a memorable four years in a row. This excellent performance masked a market in which the average stock actually gained only 5.8%, as measured by the Value Line Arithmetic Index. The S&P 500 index is weighted by capitalization, and includes only large U.S. companies. This means that the index is primarily influenced by the return on the largest stocks in the index, such as Microsoft and General Electric. By contrast, the Value Line Arithmetic weights each stock in the average equally, and thus reveals how the average stock, rather than the largest stocks, performed. The gap between how well the largest companies performed can be seen even within the S&P 500, as the largest 50 stocks in the index returned an average of over 40%, while the smaller 450 stocks were up less than 17%.

     Consumer and technology stocks did particularly well in 1998. During the period of the ruble crisis in August and September 1998, these sectors fared relatively well. Investors remained generally confident that core consumer and technology spending in the U.S. would continue, despite the serious financial condition of Asia and other emerging markets, and the signs of slowing growth in Europe. After the third Federal Reserve rate cut in October, these sectors soared in the fourth quarter, driving the large capitalization indexes dramatically higher. Other sectors did poorly in the third quarter, including financial stocks due to their exposure to credit risk at a time when investors were fleeing to the safety of Treasury securities. The ongoing decline in oil prices drove energy stocks down in 1998, and these were among the worst performing stocks.

     Earnings in 1998 were better than expected, with the average earnings of S&P 500 companies rising 6% from the end of 1997. Many analysts had expected earnings to be lower due to the ongoing effect of the financial crisis in developing markets. Domestic demand in the United States proved more resilient than most economists had expected. In fact, U.S. domestic spending was the primary engine of growth globally in 1998. The moderate gain in earnings, combined with lower interest rates, with the yield on the ten-year Note declining 1.1% in the year, provided support for higher stock prices.

     The S&P 500 continued to gain in the first quarter of 1999, rising 5.5%, despite interest rates climbing 0.6% in the quarter. This can be understood both as an effect of the liquidity provided to the economy and investors by the Federal Reserve in the fourth quarter, as well as of the rising earning expectations for future quarters. First Call reports that corporate earnings are expected on average to rise a striking 17.2% in 1999. Predicting earnings is a very inexact art, however, and it remains to be seen whether these earnings will be realized.

SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
PERFORMANCE REVIEW

     The Smith Breeden U.S. Equity Market Plus Fund returned 17.17% in the year ending March 31, 1999. The S&P 500 Index return was 18.49%, and the average Growth and Income Fund, as tracked by Morningstar, returned 7.42%, over the same period.

[GRAPHIC APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

CHANGE IN VALUE OF A $10,000 INVESTMENT

                                        12/22/97  12/31/97  03/31/98  06/30/98  09/30/98  12/31/98  03/31/99
                                        --------  --------  --------  --------  --------  --------  --------
Smith Breeden Financial Services Fund(1)  10,000   10,100    11,178    11,149     8,135     9,614     9,972
Morningstar Avg. Financial Services Fund  10,000   10,201    11,247    11,421     9,207    10,783    11,067
S&P 500                                   10,000   10,181    11,601    11,984    10,794    13,093    13,746

------------
(1) Fund Returns are net fees and sales charges. Index returns are market returns without deduction of fees or rebalancing transaction costs.

                             Past performance is no guarantee of future results.

                                            AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS
                                                      ENDING MARCH 31, 1999
                                            -----------------------------------------
                                                                     SINCE INCEPTION     FINAL VALUE OF
                                               1 YEAR     5 YEARS       (6/30/92)      $10,000 INVESTMENT
                                            ----------- ----------- ----------------- -------------------
Smith Breeden U.S. Equity Market Plus Fund      17.17%      26.30%         21.99%           $38,263
S&P 500 ...................................     18.49%      26.26%         21.30%            36,808
Morningstar Avg. Growth and Income Fund ...      7.42%      20.31%         17.34%            29,432

     The U.S. Equity Fund is comprised of two segments. The equity segment purchases S&P 500 futures contracts with a total value approximately equal to Fund net assets. S&P 500 futures contracts have a price at expiration equal to the value of the S&P Index at that time. Prior to expiration, S&P 500 index futures are usually priced at the value of the S&P Index at such time, plus a spread representing the funding cost paid by buyers of futures to sellers of futures. The income segment invests in mortgage securities, and then reduces the interest-rate and prepayment risk to a low level using interest-rate futures and options. The income segment of the fund aims to exceed the funding cost of the S&P 500 futures plus the Fund's operating expenses.

     In the year ending March 31, 1999 the fixed income segment underperformed the implied funding cost of the S&P 500 futures contracts by about 1.3% after expenses. This was primarily due to the period from August to October 1998, when the international financial crisis caused much turmoil in bond and equity markets. The Fund benefited in the first quarter of 1999 from lower interest rate volatility and reduced prepayment expectations, which caused mortgage securities to outperform comparable Treasury securities, and in this period, despite slowly rising interest rates, the fund outperformed the S&P 500 by 0.5%.

SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         MARCH 31, 1999



                                                                                                      MARKET
  FACE AMOUNT  SECURITY                                                                                VALUE
-------------- ---------------------------------------------------------------------------------- --------------
               U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 124.0%
               FREDDIE MAC -- 56.5% (1)
               Fixed-Rate
 $ 19,965,620  Gold 6.00%, due 1/1/29 ...........................................................  $ 19,419,931
   19,000,000  Gold 6.00% 15 Year, due date to be announced .....................................    18,873,086
   63,900,000  Gold 6.50% 30 Year, due date to be announced .....................................    63,533,074
       38,386  9.50%, due 7/1/02 ................................................................        39,331
               Discount Notes
      100,000  4.79%, due 5/7/99 (2),(3) ........................................................        99,526
      600,000  4.79%, due 5/20/99 (2),(3) .......................................................       596,129
    1,700,000  4.80%, due 5/26/99 (2),(3) .......................................................     1,687,663
      600,000  4.98%, due 4/19/99 (2),(3) .......................................................       598,536
                                                                                                   ------------
                                                                                                    104,847,276
                                                                                                   ------------
               FANNIE MAE -- 43.2% (1)
               Fixed-Rate
   55,000,000  6.00%, due 5/1/28 to 3/1/29 ......................................................    53,454,635
    9,700,000  6.50% 30 Year, due date to be announced ..........................................     9,651,500
   14,876,563  7.00%, due 8/1/11 to 11/1/28 .....................................................    15,154,877
    1,250,000  7.00% 30 Year, due date to be announced ..........................................     1,267,383
       64,994  12.50%, due 9/1/12 ...............................................................        73,588
               Adjustable-Rate
      325,363  7.277%, due 9/1/18 ...............................................................       334,330
               Discount Notes
      200,000  4.81%, due 7/2/99 (2),(3) ........................................................       197,507
      100,000  5.00%, due 10/29/99 (2),(3) ......................................................        97,193
                                                                                                   ------------
                                                                                                     80,231,013
                                                                                                   ------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 20.0% (1)
               Fixed-Rate
    4,820,668  7.00%, due 3/15/28 ...............................................................     4,897,596
               Adjustable-Rate
   24,504,314  5.00%, due 1/20/28 to 3/20/28 ....................................................    24,818,325
    4,471,040  5.50%, due 3/20/28 ...............................................................     4,532,999
      137,378  6.625%, due 9/20/21 to 9/20/22 ...................................................       140,230
    2,621,396  6.875%, due 2/20/16 to 5/20/22 ...................................................     2,670,393
                                                                                                   ------------
                                                                                                     37,059,543
                                                                                                   ------------
               U.S. TREASURY OBLIGATIONS -- 4.3%
    1,700,000  5.875% Note, due 7/31/99(3) ......................................................     1,706,906
    6,250,000  6.375% Note, due 5/15/99(3) ......................................................     6,262,695
                                                                                                   ------------
                                                                                                      7,969,601
                                                                                                   ------------
               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
               (COST $230,560,698)...............................................................   230,107,433
                                                                                                   ------------
 CONTRACTS     OPTIONS CONTRACTS -- 0.2%
------------
          142  Call on Ten-Year US Treasury Note Futures, expires 8/99, strike price $118........        51,031
           40  Call on Thirty-Year US Treasury Bond Futures, expires 5/99, strike price $136.....           625
          150  Call on Thirty-Year US Treasury Bond Futures, expires 5/99, strike price $142.....         2,344
          415  Put on Thirty-Year US Treasury Bond Futures, expires 8/99, strike price $114......       272,344
                                                                                                   ------------
               TOTAL OPTIONS CONTRACTS (COST $1,356,144).........................................       326,344
                                                                                                   ------------

SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             MARCH 31, 1999





                                                                                                      MARKET
   FACE AMOUNT   SECURITY                                                                              VALUE
---------------- ------------------------------------------------------------------------------- ----------------
                 OPTION CONTRACTS ON THREE-MONTH LIBOR INTEREST-RATE SWAP
                 AGREEMENTS -- 0.6%
 $  30,000,000   Option to enter a pay-fixed 6.5% interest-rate swap with Deutsche Bank AG
                 beginning 9/29/03 and expiring 9/29/08 ........................................  $     762,697
    30,000,000   Option to enter a receive-fixed 5.25% interest-rate swap with Deutsche Bank
                 AG beginning 9/29/03 and expiring 9/29/08 .....................................        361,239
                                                                                                  -------------
                 TOTAL OPTION CONTRACTS ON THREE-MONTH LIBOR INTEREST-RATE
                 SWAP AGREEMENTS (COST $1,356,144)..............................................      1,123,936
                 COMMERCIAL MORTGAGE-BACKED SECURITIES -- 7.8% (1)
     5,000,000   First Union-Lehman Brothers-Bank of America Commercial Mortage Trust
                 6.56%, due 11/18/08 ...........................................................      5,063,332
     5,500,000   GMAC Commercial Mortgage Securities 6.42%, due 8/15/08 ........................      5,518,850
     4,000,000   Nomura Asset Securities Corporation Commercial Mortgage Trust 6.59%,
                 due 3/17/28 ...................................................................      4,014,298
                                                                                                  -------------
                 TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                 (COST $14,714,492).............................................................     14,596,480
                                                                                                  -------------
                 TOTAL INVESTMENTS (COST $246,631,334)--132.6%..................................    246,154,193
                                                                                                  -------------
                 REPURCHASE AGREEMENTS -- 17.0%
    27,500,000   Morgan Stanley Dean Witter, 4.83%, due 04/01/99 dated 03/25/99 ................     27,500,000
     4,000,000   Morgan Stanley Dean Witter, 4.88%, due 04/05/99 dated 03/29/99 ................      4,000,000
                                                                                                  -------------
                                                                                                     31,500,000
                                                                                                  -------------
                 FORWARD SALES -- (28.8%)
   (55,000,000)  Fannie Mae 6.00%, due date to be announced (4) ................................    (53,440,234)
                                                                                                  -------------
                                                                                                    (53,440,234)
                                                                                                  -------------
                 LIABILITIES LESS CASH AND OTHER ASSETS -- (20.8%) .............................    (38,629,838)
                                                                                                  -------------
                 NET ASSETS -- 100.00% .........................................................  $ 185,584,121
                                                                                                  =============

---------
(1) Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. Adjustable-rate mortgages have coupon rates that adjust periodically. The interest rate shown is the rate in effect at March 31, 1999. The adjusted rate is determined by adding a spread to a specified index.

(2) The interest rate shown for discount notes is the discount rate paid at the time of purchase by the fund.

(3) Security is held as collateral by Carr Futures, Inc.

(4) The forward sale position represents the unsettled sale of securities held by the Fund.

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             MARCH 31, 1999


ASSETS
 Investments at market value (identified cost $246,631,334) (Note 1)......................   $ 246,154,193
 Cash ....................................................................................       2,687,349
 Repurchase agreements (Cost $31,500,000) (Note 1)........................................      31,500,000
 Receivables:
   Subscriptions .........................................................................         434,172
   Interest and maturities ...............................................................       1,166,636
   Securities sold .......................................................................     117,419,101
                                                                                             -------------
   TOTAL ASSETS ..........................................................................     399,361,451
                                                                                             -------------
LIABILITIES
 Short sales at market value (proceeds $53,401,563).......................................      53,440,234
 Payables:
   Variation margin on futures contracts (Note 2) ........................................       2,905,661
   Redemptions ...........................................................................         267,137
   Securities purchased ..................................................................     156,924,382
 Due to Advisor (Note 3) .................................................................         112,703
 Accrued expenses ........................................................................         127,213
                                                                                             -------------
   TOTAL LIABILITIES .....................................................................     213,777,330
                                                                                             -------------
NET ASSETS
 (Applicable to outstanding shares of 11,058,974; unlimited number of shares of beneficial
   interest authorized; no stated par) ...................................................   $ 185,584,121
                                                                                             =============
 Net asset value, offering price and redemption price per share ($185,584,121 /
  11,058,974).............................................................................   $       16.78
SOURCE OF NET ASSETS
 Paid in capital .........................................................................   $ 168,177,438
 Undistributed net investment income .....................................................       1,113,690
 Accumulated net realized gain on investments and futures contracts ......................      15,225,816
 Net unrealized depreciation of investments ..............................................        (515,812)
 Net unrealized appreciation of futures contracts ........................................       1,582,989
                                                                                             -------------
   NET ASSETS ............................................................................   $ 185,584,121
                                                                                             =============


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999


INVESTMENT INCOME
 Interest and discount earned, net of premium amortization and interest expense ($10,148)
   (Note 1) ..............................................................................  $  8,548,332
EXPENSES
 Advisory fees (Note 3) ..................................................................     1,090,372
 Accounting and pricing services fees ....................................................        61,513
 Custodian fees...........................................................................        46,928
 Audit and tax preparation fees ..........................................................        49,057
 Legal fees ..............................................................................        49,383
 Transfer agent fees .....................................................................       156,367
 Registration fees .......................................................................        47,991
 Trustees fees and expenses ..............................................................        99,339
 Insurance expense .......................................................................        11,698
 Other ...................................................................................         9,157
                                                                                            ------------
   TOTAL EXPENSES BEFORE REIMBURSEMENT ...................................................     1,621,805
   Expenses reimbursed by Advisor (Note 3) ...............................................      (251,051)
                                                                                            ------------
   NET EXPENSES ..........................................................................     1,370,754
                                                                                            ------------
   NET INVESTMENT INCOME .................................................................     7,177,578
                                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain on investments ........................................................    24,541,887
 Change in unrealized depreciation of investments and futures contracts ..................    (8,018,115)
                                                                                            ------------
 Net realized and unrealized gain on investments and futures contracts ...................    16,523,772
                                                                                            ------------
 Net increase in net assets resulting from operations ....................................  $ 23,701,350
                                                                                            ============


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS




                                                                               YEAR ENDED       YEAR ENDED
                                                                             MARCH 31, 1999   MARCH 31, 1998
                                                                            ---------------- ---------------
OPERATIONS
 Net investment income ....................................................  $   7,177,578    $   2,908,437
 Net realized gain on investments .........................................     24,541,887        9,514,596
 Change in unrealized appreciation (depreciation) of investments ..........     (8,018,115)       9,573,592
                                                                             -------------    -------------
 Net increase in net assets resulting from operations .....................     23,701,350       21,996,625
                                                                             -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .....................................     (6,376,285)      (2,632,273)
 Distributions from net realized gains on investments .....................    (17,138,874)      (2,556,880)
                                                                             -------------    -------------
 Total distributions ......................................................    (23,515,159)      (5,189,153)
                                                                             -------------    -------------
CAPITAL SHARE TRANSACTIONS
 Shares sold ..............................................................    114,008,937      123,373,056
 Shares issued on reinvestment of distributions ...........................     22,832,882        4,918,950
 Shares redeemed ..........................................................    (88,111,328)     (21,939,416)
                                                                             -------------    -------------
 Increase in net assets resulting from capital share transactions (a) .....     48,730,491      106,352,590
                                                                             -------------    -------------
   TOTAL INCREASE IN NET ASSETS ...........................................     48,916,682      123,160,062
NET ASSETS
 Beginning of period ......................................................    136,667,439       13,507,377
                                                                             -------------    -------------
 End of period ............................................................  $ 185,584,121    $ 136,667,439
                                                                             =============    =============
(a) Transactions in capital shares were as follows:
 Shares sold ..............................................................      7,288,068        8,130,007
 Shares issued on reinvestment of distributions ...........................      1,546,502          330,714
 Shares redeemed ..........................................................     (5,883,230)      (1,428,596)
                                                                             -------------    -------------
 Net increase .............................................................      2,951,340        7,032,125
 Beginning balance ........................................................      8,107,634        1,075,509
                                                                             -------------    -------------
 Ending balance ...........................................................     11,058,974        8,107,634
                                                                             =============    =============


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


     The following average per share data, ratios and supplemental information has been derived from information provided in the financial statements.



                                           YEAR             YEAR             YEAR             YEAR             YEAR
                                           ENDED            ENDED            ENDED            ENDED           ENDED
                                      MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1996   MARCH 31, 1995
                                     ---------------- ---------------- ---------------- ---------------- ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD ............................   $     16.86      $     12.56      $    12.27        $   10.84       $    9.88
                                       -----------      -----------      ----------        ---------       ---------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income .............          0.686            0.591           0.592            0.615           0.568
 Net realized and unrealized
   gain (loss) on investments ......          1.765            4.940           1.813            2.768           1.081
                                       ------------     ------------     -----------       ----------      ----------
 Total from investment
   operations ......................          2.451            5.531           2.405            3.383           1.649
                                       ------------     ------------     -----------       ----------      ----------
 LESS DISTRIBUTIONS
 Dividends from net investment
   income ..........................        ( 0.624)         ( 0.586)        ( 0.590)         ( 0.583)        ( 0.568)
 Dividends in excess of net
   investment income ...............             --               --              --               --         ( 0.001)
 Distributions from net realized
   gains on investments ............        ( 1.905)         ( 0.645)        ( 1.525)         ( 1.370)        ( 0.047)
 Distributions in excess of net
   realized gains on
   investments .....................             --               --              --               --         ( 0.073)
                                       ------------     ------------     -----------       ----------      ----------
 Total distributions ...............        ( 2.529)         ( 1.231)        ( 2.115)         ( 1.953)        ( 0.689)
                                       ------------     ------------     -----------       ----------      ----------
NET ASSET VALUE, END OF
 PERIOD ............................   $     16.78      $     16.86      $    12.56        $   12.27       $   10.84
                                       ------------     ------------     -----------       ----------      ----------
TOTAL RETURN .......................          17.17%           45.71%          21.41%           32.30%          17.18%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period .........   $185,584,121     $136,667,439     $13,507,377       $4,766,534      $2,107,346
 Ratio of net expenses to
   average net assets ..............           0.88%            0.88%           0.88%            0.90%           0.90%
 Ratio of net investment
   income to average net
   assets ..........................           4.62%            4.79%           5.30%            5.53%           7.44%
 Portfolio turnover rate ...........            527%             424%            182%             107%            120%
 Ratio of expenses to average
   net assets before
   reimbursement of expenses
   by the Advisor ..................           1.04%            1.23%           2.60%            4.58%           7.75%
 Ratio of net investment
   income to average net
   assets before
   reimbursement of expenses
   by the Advisor ..................           4.45%            4.44%           3.58%            1.85%           0.59%

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
Smith Breeden U.S. Equity Market Plus Fund of the Smith Breeden Trust:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden U.S. Equity Market Plus Fund (formerly "Smith Breeden Equity Market Plus" Fund) of the Smith Breeden Trust (the "Fund") as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Breeden U.S. Equity Market Plus Fund of the Smith Breeden Trust as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 14, 1999

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
PERFORMANCE REVIEW

     Financial services funds significantly lagged the Standard and Poor's 500 stock index in performance in the year ended March 31, 1999, as Morningstar's average financial services fund index returned -1.6%, while the S&P 500 returned +18.5%. The Smith Breeden Financial Services Fund lagged both of these averages with a return of -10.8%. The graph below shows these results for the year.

[GRAPHIC APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

CHANGE IN VALUE OF A $10,000 INVESTMENT

                                        10/15/98  10/31/98  11/30/98  12/31/98  01/31/99  02/26/99  03/31/99
                                        --------  --------  --------  --------  --------  --------  --------
Smith Breeden High Yield Bond Fund        10,000   10,057    10,218    10,133    10,143    10,029    10,039
Merrill Lynch High Yield 175 Index        10,000   10,319    10,855    10,802    11,014    10,903    11,012
Morningstar Avg. High Yield Bond Fund     10,000   10,234    10,785    10,746    10,903    10,875    11,036

------------
(1) Fund Returns are net fees and sales charges. Index returns are market returns without deduction of fees or rebalancing transaction costs.

                             Past performance is no guarantee of future results.

                                                    AVERAGE ANNUAL TOTAL
                                                 RETURNS FOR PERIODS ENDING
                                                       MARCH 31, 1999
                                               ------------------------------
                                                             SINCE INCEPTION     FINAL VALUE OF
                                                  1 YEAR        (12/22/97)     $10,000 INVESTMENT
                                               ------------ ----------------- -------------------
Smith Breeden Financial Services Fund ........     -10.79%         -0.22%           $ 9,972
S&P 500 ......................................      18.49%         28.44%            13,746
Morningstar Avg. Financial Services Fund .....      -1.60%          8.30%            11,067

     Our fund lagged the average financial services fund for two reasons: (1) leverage and (2) overweighting of small capitalization (less than $200 million) banks and thrifts, as well as some mid-sized takeover candidates. We will discuss each of these factors in turn and then comment on the global environment that caused the entire financial sector to lag the S&P 500 in performance.

     First, our fund employs some leverage, which averaged $1.19 of assets purchased per $1.00 invested in the fund. As noted, the average financial services fund lagged the S&P 500 by -20.1%, which means that 19% leverage in a typical financial services portfolio resulted in incremental negative performance of 0.19 times -20.1% = -3.8%. Leverage is a two-edged sword: when financial services stocks underperform the S&P, leverage will hurt performance, whereas it helps performance when financial services stocks outperform the S&P. As we believe that financial services stocks are quite reasonably valued relative to the S&P 500, we expect to continue to use leverage for some time. The maximum leverage permitted in the fund is $1.50 assets per $1.00 NAV; however, the maximum leverage used to date has been approximately $1.33 per $1.00.

     The second major reason the fund underperformed last year was its overweighting of very small bank and thrift stocks, as well as some mid-sized takeover candidates. We estimate that our overweighting in these stocks caused the other 5.4% of our underperformance relative to financial sector funds. In general, takeover premiums declined during the year. As many small bank and thrift stocks are viewed as takeover candidates, this hurt their

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
PERFORMANCE REVIEW (CONT.)



stock performance, as well as the performance of mid-sized bank takeover candidates. One reason given by some analysts for this decline in potential takeover stocks' prices is the lower likelihood of takeovers as the end of the millenium nears, i.e., the "Year 2000" (Y2K) issue. As takeover premiums have been reduced during this past year, the fund has increased its weighting in stocks that are believed to have a greater than normal chance of takeovers. Our view is that the takeover premiums are now small enough that these institutions offer excellent values even if they are not taken over.

     The financial sector lagged the entire stock market in the past year due to increasing global economic turmoil. This began in Asia and quickly moved to other global markets, including Eastern Europe and South America. Global problems generally affect the quality of loans, as well as earnings growth at financial companies. Additionally, there are concerns of "systemic risk" in financial stocks, as the problems of a major international financial institution could affect its dealings with other banks and thrifts, which may not have any direct global exposure.

     Market volatility and uncertainty reached a peak in late summer and early fall of 1998 following the Russian bond default and currency devaluation. In response to increased market volatility, the U.S. Federal Reserve reduced short-term interest rates three times. The financial markets reacted positively to these Fed moves, as financial stocks recovered much of their September 1998 quarter losses in the December 1998 quarter, but still ended the year well behind the S&P 500.

     In early 1999, the global financial markets have stabilized and the environment appears to be better for financial sector stocks. Some markets in Asia appear to have stabilized and have begun to grow again. However, Y2K concerns periodically worry investors in financial sector equities, and these concerns probably will not be totally allayed until the year 2000 is entered and the problems are known and resolved. Aside from those concerns, profitability of financial services firms is nearly the highest it has ever been in the 20th century.

     In summary, we are dismayed by the poor performance of our fund in the past year. However, we continue to believe that our fund holds a portfolio of excellent investments, which will provide a fine risk/reward combination in coming years.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         MARCH 31, 1999



                                                                               MARKET
 SHARES    SECURITY                                                            VALUE
--------   ------------------------------------------------------------   ---------------
           EQUITY HOLDINGS -- 127.9%
           COMMERCIAL BANKING -- 54.7%
 12,000    Bank One Corp. .............................................    $    660,750
  9,000    First Union Corp. ..........................................         480,938
 13,000    KeyCorp ....................................................         394,062
  9,000    Mercantile Bancorporation Inc. .............................         427,500
 18,000    Pacific Century Financial Corp. ............................         375,750
 11,000    PNC Bank Corp. .............................................         611,188
 12,000    U.S. Bancorp ...............................................         408,750
 11,000    Wells Fargo Company ........................................         385,687
                                                                           ------------
                                                                              3,744,625
                                                                           ------------
           INVESTMENT BANKING AND BROKERAGE -- 4.4%
  5,000    Lehman Brothers, Inc. ......................................         298,750
                                                                           ------------
                                                                                298,750
                                                                           ------------
           MONEY CENTER BANKING -- 19.3%
  6,000    BankAmerica Corp. ..........................................         423,750
  7,000    BankBoston Corporation .....................................         303,188
  5,000    Chase Manhattan Corp. ......................................         406,562
  1,000    Citigroup ..................................................          63,875
  1,000    J.P. Morgan & Co. ..........................................         123,375
                                                                           ------------
                                                                              1,320,750
                                                                           ------------
           INVESTMENT MANAGEMENT AND ADVISORY -- 11.7%
 10,000    Franklin Resources, Inc. ...................................         281,250
 11,000    PIMCO Advisors Holdings LP (1) .............................         345,813
  5,000    Price (T. Rowe) Assoc., Inc. ...............................         171,875
                                                                           ------------
                                                                                798,938
                                                                           ------------
           CONSUMER FINANCE -- 5.3%
  8,000    Household International, Inc. ..............................         365,000
                                                                           ------------
                                                                                365,000
                                                                           ------------
           SAVINGS & LOANS -- 32.5%
  2,000    Community Bank Shares of Indiana, Inc. .....................          32,750
  1,000    First Oak Brook Bancshares, Inc. -- Class A ................          17,438
 22,000    First Security Corporation .................................         424,874
 14,500    Home Federal Bancorp .......................................         319,906
 18,500    Indiana United Bancorp .....................................         388,500
 11,000    Marion Capital Holdings, Inc. ..............................         242,000
 26,700    Piedmont Bancorp, Inc. .....................................         226,950
 14,000    Washington Mutual, Inc. ....................................         572,250
                                                                           ------------
                                                                              2,224,668
                                                                           ------------
           TOTAL EQUITY HOLDINGS (COST $8,654,885).....................       8,752,731
                                                                           ------------
           LIABILITIES LESS CASH AND OTHER ASSETS -- (27.9%) ..........      (1,910,317)
                                                                           ------------
           NET ASSETS -- 100.0% .......................................    $  6,842,414
                                                                           ============

---------
(1) Limited partnership units

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             MARCH 31, 1999



ASSETS
 Investments at market value (identified cost $8,654,885) (Note 1).....................   $ 8,752,731
 Cash .................................................................................        59,057
 Receivables:
   Variation margin on futures contracts (Note 2) .....................................       152,600
   Dividends ..........................................................................        22,949
   Due from Advisor (Note 3) ..........................................................        16,871
 Other assets .........................................................................         4,611
                                                                                          -----------
   TOTAL ASSETS .......................................................................     9,008,819
                                                                                          -----------
LIABILITIES
 Bank loan (Note 5) ...................................................................     2,125,000
 Payables:
   Redemption .........................................................................            12
   Interest and loan fees .............................................................        29,036
 Accrued expenses .....................................................................        12,357
                                                                                          -----------
   TOTAL LIABILITIES ..................................................................     2,166,405
                                                                                          -----------
NET ASSETS
 (Applicable to outstanding shares of 768,736; unlimited number of shares of beneficial
   interest authorized; no stated par) ................................................   $ 6,842,414
                                                                                          ===========
 Net asset value, offering price and redemption price per share ($6,842,414 / 768,736).   $      8.90
                                                                                          ===========
SOURCE OF NET ASSETS
 Paid in capital ......................................................................   $ 7,048,508
 Undistributed net investment income ..................................................         2,066
 Accumulated net realized loss on investments and futures contracts ...................      (248,379)
 Net unrealized appreciation of investments ...........................................        97,846
 Net unrealized depreciation of futures contracts .....................................       (57,627)
                                                                                          -----------
   NET ASSETS .........................................................................   $ 6,842,414
                                                                                          ===========


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999


INVESTMENT INCOME
 Dividends and interest earned net of interest expense ($87,491) (Note 1)....  $  112,276
EXPENSES
 Advisory fees (Note 3) .....................................................     107,863
 Accounting and pricing services fees .......................................      25,878
 Custodian fees..............................................................       8,440
 Audit and tax preparation fees .............................................       2,136
 Legal fees .................................................................      11,336
 Transfer agent fees ........................................................      25,270
 Registration fees ..........................................................      31,236
 Trustees fees and expenses .................................................       4,701
 Insurance expense ..........................................................       3,228
 Other ......................................................................       4,085
                                                                               ----------
   TOTAL EXPENSES BEFORE REIMBURSEMENT ......................................     224,173
   Expenses reimbursed by Advisor (Note 3) ..................................    (117,431)
                                                                               ----------
   NET EXPENSES .............................................................     106,742
                                                                               ----------
   NET INVESTMENT INCOME ....................................................       5,534
                                                                               ----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS .................................
 Net realized loss on investments and futures contracts .....................    (248,893)
 Change in unrealized depreciation of investments and futures contracts .....    (638,575)
                                                                               ----------
 Net realized and unrealized loss on investments and futures contracts ......    (887,468)
                                                                               ----------
 Net decrease in net assets resulting from operations .......................  $ (881,934)
                                                                               ==========



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS




                                                                                 YEAR ENDED        PERIOD ENDED
                                                                               MARCH 31, 1999   MARCH 31, 1998 (1)
                                                                              ---------------- -------------------
  OPERATIONS
   Net investment income ....................................................   $      5,534       $   12,415
   Net realized gain (loss) on investments ..................................       (248,893)          50,408
   Net unrealized appreciation (depreciation) of investments ................       (638,575)         678,794
                                                                                ------------       ----------
   Net increase (decrease) in net assets resulting from operations ..........       (881,934)         741,617
                                                                                ------------       ----------
  DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income .....................................        (15,881)              --
   Distributions from net realized gains on investments .....................        (49,896)              --
                                                                                ------------       ----------
   Total distributions ......................................................        (65,777)              --
                                                                                ------------       ----------
  CAPITAL SHARE TRANSACTIONS
   Shares sold ..............................................................      1,911,182        6,588,508
   Shares issued on reinvestment of distributions ...........................         54,326               --
   Shares redeemed ..........................................................     (1,492,099)         (13,409)
                                                                                ------------       ----------
   Increase in net assets resulting from capital share transactions (a) .....        473,409        6,575,099
                                                                                ------------       ----------
    TOTAL INCREASE (DECREASE) IN NET ASSETS .................................       (474,302)       7,316,716
  NET ASSETS
   Beginning of period ......................................................      7,316,716               --
                                                                                ------------       ----------
   End of period ............................................................   $  6,842,414       $7,316,716
                                                                                ============       ==========
  (a) Transactions in capital shares were as follows:
   Shares sold ..............................................................        206,371          729,112
   Shares issued on reinvestment of distributions ...........................          5,482               --
   Shares redeemed ..........................................................       (170,725)          (1,504)
                                                                                ------------       ----------
   Net increase .............................................................         41,128          727,608
   Beginning balance ........................................................        727,608               --
                                                                                ------------       ----------
   Ending balance ...........................................................        768,736          727,608
                                                                                ============       ==========

---------
(1) Commenced operations on December 22, 1997

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED MARCH 31, 1999


CASH FLOWS FROM OPERATING ACTIVITIES
 Net decrease in net assets resulting from operations ................................  $    (881,934)
 Change in net realized and unrealized loss on investments ...........................        887,468
                                                                                        -------------
   Net investment income .............................................................          5,534
ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH PROVIDED BY
 OPERATING ACTIVITIES
 Increase in interest and dividends receivable .......................................         (9,796)
 Limited partnership income accrual ..................................................        (11,126)
 Limited partnership distributions ...................................................         23,675
 Decrease in other assets ............................................................         11,813
 Increase in other liabilities .......................................................         25,351
                                                                                        -------------
   Net cash provided by operating activities .........................................         45,451
                                                                                        -------------
CASH FLOWS FROM INVESTING ACTIVITIES
 Payments for futures variation ......................................................       (392,418)
 Proceeds from sales of long-term investments ........................................      8,965,506
 Purchases of long-term investments ..................................................    (11,055,264)
                                                                                        -------------
   Net cash used in investing activities .............................................     (2,482,176)
                                                                                        -------------
CASH FLOWS FROM FINANCING ACTIVITIES
 Increase in bank borrowings .........................................................      2,125,000
 Proceeds from shares tendered .......................................................      1,856,856
 Payments for shares redeemed ........................................................     (1,492,111)
 Cash paid for distributions of net investment income and realized capital gains .....        (11,451)
                                                                                        -------------
   Net cash provided by financing activities .........................................      2,478,294
                                                                                        -------------
   Net increase in cash ..............................................................         41,569
CASH AT BEGINNING OF YEAR ............................................................         17,488
                                                                                        -------------
CASH AT END OF YEAR ..................................................................  $      59,057
                                                                                        -------------
NONCASH FINANCING ACTIVITIES
 Market value of shares issued to stockholders through reinvestment of dividends .....  $      54,326
                                                                                        -------------
SUPPLEMENTAL DISCLOSURE
 Interest and loan fees paid .........................................................  $      87,491
                                                                                        -------------


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


     The following average per share data, ratios and supplemental information has been derived from information provided in the financial statements.



                                                                                  YEAR ENDED        PERIOD ENDED
                                                                                MARCH 31, 1999   MARCH 31, 1998 (1)
                                                                               ---------------- -------------------
NET ASSET VALUE, BEGINNING OF PERIOD .........................................    $   10.06         $   9.00
                                                                                  ---------         --------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income .......................................................         0.006            0.017
 Net realized and unrealized gain (loss) on investments ......................      ( 1.082)            1.043
                                                                                  ----------        ---------
 Total from investment operations ............................................      ( 1.076)            1.060
                                                                                  ----------        ---------
 LESS DISTRIBUTIONS
 Dividends from net investment income ........................................      ( 0.020)               --
 Dividends in excess of net investment income ................................           --                --
 Distributions from net realized gains on investments ........................      ( 0.063)               --
 Distributions in excess of net realized gains on investments ................           --                --
                                                                                  ----------        ---------
   Total distributions .......................................................      ( 0.083)               --
                                                                                  ----------        ---------
NET ASSET VALUE, END OF PERIOD ...............................................    $    8.90         $  10.06
                                                                                  ----------        ---------
TOTAL RETURN .................................................................       (10.79%)          11.78  %
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ...................................................    $6,842,414        $7,316,716
 Ratio of net expenses to average net assets .................................         1.48%             1.48%*
 Ratio of net investment income to average net assets ........................         0.08%             0.79%*
 Portfolio turnover rate .....................................................          105%               85%
 Ratio of expenses to average net assets before reimbursement of expenses
   by the Advisor ............................................................         3.12%             3.20%*
 Ratio of net investment income to average net assets before reimbursement
   of expenses by the Advisor ................................................       ( 1.56%)         ( 0.92  %)*

---------
(1) Commenced operations on December 22, 1997.

     * Annualized

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
Smith Breeden Financial Services Fund of the Smith Breeden Trust:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Financial Services Fund of the Smith Breeden Trust (the "Fund") as of March 31, 1999, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the years in the two-year periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Breeden Financial Services Fund of the Smith Breeden Trust as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 14, 1999

SMITH BREEDEN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE REVIEW

     The Smith Breeden High Yield Bond Fund commenced operations on October 15, 1998. Through March 31, 1999, the Fund generated a total return of 0.39%. The return of the Merrill Lynch High Yield 175 Index was 10.12% for the same period. The graph below shows the return on the Fund compared to the Merrill Lynch High Yield 175 Index, as well as the average High Yield Fund as measured by Morningstar.

[GRAPHIC]

                                                 TOTAL RETURN FROM 10/15/98 TO
                                                            3/31/99
                                                --------------------------------
                                                    SINCE
                                                  INCEPTION     FINAL VALUE OF
                                                 (10/15/98)   $10,000 INVESTMENT
                                                ------------ -------------------
Smith Breeden High Yield Bond Fund ............      0.39%         $10,039
Merrill Lynch High Yield 175 Index ............     10.12%          11,012
Morningstar Avg. High Yield Bond Fund .........     10.36%          11,036

     The Fund opened on October 15, 1998 with a 100% cash weighting and with the surprise announcement by the Federal Reserve that rates were being lowered by 0.25%. The rate cut by the Fed sparked equities and high yield bonds to record returns for the remainder of the year. The high yield market, where it was difficult to sell a bond in August and September 1998 due to investor's avoidance of risk, sprang to life quickly, reversing the trend and making it difficult to find quality bonds for sale. The High Yield Fund, which continued to selectively purchase securities, was fully invested in the high yield market by the end of 1998, but missed most of the fourth quarter returns.

     Returns in the first quarter of 1999 were negatively influenced by the price movement of two of the Fund's investments: ForceEnergy and Iridium. The remainder of the portfolio (without Iridium and ForceEnergy) performed strongly.

SMITH BREEDEN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE REVIEW (CONT.)

     ForceEnergy, an oil and gas exploration and production company, had a planned equity cash infusion fall through in January and filed for Chapter 11 Bankruptcy reorganization in March. ForceEnergy was hurt by the prolonged period of low oil prices. With the rise in energy prices, ForceEnergy's assets are regaining their value and we are hopeful the company will emerge quickly from bankruptcy protection.

     Iridium, a satellite communications company, missed its revenue and subscriber estimates in March 1999 which led to management changes at the top of the organization. Iridium is a company in transition, changing its focus from building and launching satellites to marketing the telecommunications services it kicked off late last year.

     Overall, we feel the high yield bond sector remains attractive. The sector has regained a large portion of the losses associated with the August-September 1998 period, but junk bond yields continue to be offered at spreads to comparable US Treasuries that are wide in relationship to their 1998 levels. Spreads to US Treasuries peaked in October 1998 near 750 basis points* and as of March 1999 were at 575 bps, still above their long term average of 500 bps and well above their March 1998 level of 350 bps. We believe that the risk of bond defaults is more than compensated by these higher yields. The last time this risk was priced with yields of 750 bps above US Treasuries was in 1991, when high yield bond defaults were over 10% annually. In 1998, high yield defaults were 3.31%, according to Moody's. Although defaults have been increasing, the increase has not been dramatic. Moody's trailing-twelve-month default rate (percentage of issuers) reached 3.68% in March, the highest level since April 1993, but well below 1990-1991 levels. We believe long term investors are being well rewarded by the added yield spreads for taking on these levels of default risk.
---------
* 100 basis points (bps) = 1%

SMITH BREEDEN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                MARCH 31, 1999



   FACE                                                                            MARKET
  AMOUNT    SECURITY                                                               VALUE
---------   ----------------------------------------------------------------   -------------
            CORPORATE BOND HOLDINGS -- 99.9%
            MEDIA AND COMMUNICATIONS -- 37.4%
100,000     Chancellor Media 12/15/07 8.125% ...............................    $  102,250
100,000     Echostar DBS Corp. 2/1/09 9.375% (1) ...........................       104,375
100,000     Intermedia Communications 7/15/07 Step-up, 11.07% (3) ..........        76,250
100,000     Iridium LLC/CAP 7/15/05 10.875% ................................        38,000
100,000     Level 3 Communications 5/1/08 9.125% ...........................       101,250
100,000     Pegasus Communication 12/1/06 9.75% (1) ........................       104,000
100,000     PSINet Inc. 2/15/05 10.00% .....................................       106,250
200,000     Qwest Communications Int. 10/15/07 Step-up, 8.02% (3) ..........       160,000
                                                                                ----------
                                                                                   792,375
                                                                                ----------
            HOUSING -- 9.6%
100,000     American Standard Companies 2/15/10 7.625% .....................        98,500
100,000     Kaufman & Broad 11/15/06 9.625% ................................       105,250
                                                                                ----------
                                                                                   203,750
                                                                                ----------
            INFORMATION TECHNOLOGY -- 9.5%
100,000     Apple Computer Inc. 2/15/04 6.50% ..............................        91,625
100,000     Unisys Corp. 4/15/03 12.00% ....................................       110,500
                                                                                ----------
                                                                                   202,125
                                                                                ----------
            GAMING AND LEISURE -- 9.5%
100,000     HMH Properties 8/1/05 7.875% ...................................        98,250
100,000     Hollywood Park 8/1/07 9.50% ....................................       103,000
                                                                                ----------
                                                                                   201,250
                                                                                ----------
            HEALTHCARE -- 9.4%
200,000     Tenet Healthcare Corp. 1/15/07 8.625% ..........................       201,000
                                                                                ----------
                                                                                   201,000
                                                                                ----------
            ENERGY -- 6.6%
100,000     ForceEnergy, Inc. 11/1/06 9.50% (2) ............................        47,500
100,000     Pogo Producing Co. 5/15/07 8.75% ...............................        92,500
                                                                                ----------
                                                                                   140,000
                                                                                ----------
            AEROSPACE -- 4.7%
100,000     Atlas Air, Inc. 11/15/06 9.375% ................................       100,500
                                                                                ----------
                                                                                   100,500
                                                                                ----------
            FOOD AND DRUG -- 4.7%
100,000     Great Atlantic & Pacific 4/15/07 7.75% .........................        99,107
                                                                                ----------
                                                                                    99,107
                                                                                ----------
            FINANCIAL -- 4.4%
100,000     Conseco Financing 11/15/26 8.70% ...............................        92,738
                                                                                ----------
                                                                                    92,738
                                                                                ----------
            INTERNATIONAL -- 4.1%
100,000     Asia Pulp & Paper Intl. 10/1/00 10.25% .........................        88,250
                                                                                ----------
                                                                                    88,250
                                                                                ----------
            TOTAL CORPORATE BOND HOLDINGS (COST $2,195,739).................     2,121,095
                                                                                ----------
            CASH AND OTHER ASSETS LESS LIABILITIES -- 0.1% .................           291
                                                                                ----------
            NET ASSETS -- 100.0% ...........................................    $2,121,386
                                                                                ==========

---------
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold in transactions exempt from registration, normally to qualified insitutional buyers. In total, 144A securities represent 9.8% of net assets.

(2) Security is in default on interest payments due to Chapter 11 bankruptcy reorganization by the issuing company. The security in default represents 2.2% of net assets.

(3) Yield shown is the purchased yield to maturity for step-up bonds.

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             MARCH 31, 1999


ASSETS
 Investments at market value (identified cost $2,195,739) (Note 1)........................   $ 2,121,095
 Cash ....................................................................................        11,780
 Interest receivable .....................................................................        49,964
 Due from Advisor (Note 3) ...............................................................        12,068
 Other assets ............................................................................            91
                                                                                             -----------
   TOTAL ASSETS ..........................................................................     2,194,998
                                                                                             -----------
LIABILITIES
 Bank loan (Note 5) ......................................................................        60,000
 Interest and loan fees payable ..........................................................           637
 Accrued expenses ........................................................................        12,975
                                                                                             -----------
   TOTAL LIABILITIES .....................................................................        73,612
                                                                                             -----------
NET ASSETS:
 (Applicable to outstanding shares of 243,392; unlimited number of shares of beneficial
 interest authorized; no stated par) .....................................................   $ 2,121,386
                                                                                             ===========
 Net asset value, offering price and redemption price per share ($2,121,386 / 243,392)....   $      8.72
                                                                                             ===========
SOURCE OF NET ASSETS
 Paid in capital .........................................................................   $ 2,195,571
 Accumulated net realized gain on investments ............................................           459
 Net unrealized depreciation of investments ..............................................       (74,644)
                                                                                             -----------
   NET ASSETS ............................................................................   $ 2,121,386
                                                                                             ===========


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED MARCH 31, 1999 (1)

INVESTMENT INCOME
 Interest and discount earned, net of premium amortization and interest expense ($637)      $  79,890
  (Note 1)                                                                                  ---------
EXPENSES
 Advisory fees (Note 3) ..................................................................      6,058
 Accounting and pricing services fees ....................................................     13,750
 Custodian fees...........................................................................      1,962
 Audit and tax preparation fees ..........................................................      5,220
 Legal fees ..............................................................................      1,644
 Transfer agent fees .....................................................................      9,144
 Registration fees .......................................................................     17,875
 Trustees fees and expenses ..............................................................        337
 Insurance expense .......................................................................      2,400
 Other ...................................................................................        639
                                                                                            ---------
   TOTAL EXPENSES BEFORE REIMBURSEMENT ...................................................     59,029
   Expenses reimbursed by Advisor (Note 3) ...............................................    (50,547)
                                                                                            ---------
   NET EXPENSES ..........................................................................      8,482
                                                                                            ---------
   NET INVESTMENT INCOME .................................................................     71,408
                                                                                            ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain on investments ........................................................        459
 Change in unrealized depreciation of investments ........................................    (74,644)
                                                                                            ---------
 Net realized and unrealized loss on investments .........................................    (74,185)
                                                                                            ---------
 Net decrease in net assets resulting from operations ....................................  $  (2,777)
                                                                                            =========

---------
(1) Commenced operations on October 15, 1998

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS



                                                                                PERIOD ENDED
                                                                             MARCH 31, 1999 (1)
                                                                            -------------------
OPERATIONS
 Net investment income ....................................................     $   71,408
 Net realized gain on investments .........................................            459
 Net unrealized depreciation of investments ...............................        (74,644)
                                                                                ----------
 Net decrease in net assets resulting from operations .....................         (2,777)
                                                                                ----------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .....................................        (71,405)
                                                                                ----------
 Total distributions ......................................................        (71,405)
                                                                                ----------
CAPITAL SHARE TRANSACTIONS
 Shares sold ..............................................................      2,126,127
 Shares issued on reinvestment of distributions ...........................         71,423
 Shares redeemed ..........................................................         (1,982)
                                                                                ----------
 Increase in net assets resulting from capital share transactions (a) .....      2,195,568
                                                                                ----------
   TOTAL INCREASE IN NET ASSETS ...........................................      2,121,386
NET ASSETS
 Beginning of period ......................................................             --
                                                                                ----------
 End of period ............................................................     $2,121,386
                                                                                ==========
(a) Transactions in capital shares were as follows:
 Shares sold ..............................................................        235,588
 Shares issued on reinvestment of distributions ...........................          8,031
 Shares redeemed ..........................................................           (227)
                                                                                ----------
 Net increase .............................................................        243,392
 Beginning balance ........................................................             --
                                                                                ----------
 Ending balance ...........................................................        243,392
                                                                                ==========

---------
(1) Commenced operations on October 15, 1998

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


     The following average per share data, ratios and supplemental information has been derived from information provided in the financial statements.



                                                                                               PERIOD ENDED
                                                                                            MARCH 31, 1999 (1)
                                                                                           -------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....................................................      $   9.00
                                                                                                --------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income ...................................................................          0.318
 Net realized and unrealized loss on investments .........................................         (0.280)
                                                                                                ---------
 Total from investment operations ........................................................          0.038
                                                                                                ---------
 LESS DISTRIBUTIONS
 Dividends from net investment income ....................................................         (0.318)
 Dividends in excess of net investment income ............................................             --
 Distributions from net realized gains on investments ....................................             --
 Distributions in excess of net realized gains on investments ............................             --
                                                                                                ---------
   Total distributions ...................................................................         (0.318)
                                                                                                ---------
NET ASSET VALUE, END OF PERIOD ...........................................................      $   8.72
                                                                                                ---------
TOTAL RETURN .............................................................................          0.39  %
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ...............................................................      $2,121,386
 Ratio of net expenses to average net assets .............................................           0.98%*
 Ratio of net investment income to average net assets ....................................           8.30%*
 Portfolio turnover rate .................................................................             12%
 Ratio of expenses to average net assets before reimbursement of expenses by the
   Advisor ...............................................................................           6.86%*
 Ratio of net investment income to average net assets before reimbursement of expenses
   by the Advisor ........................................................................           2.43%*

---------
(1) Commenced operations on October 15, 1998.

     * Annualized

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
Smith Breeden High Yield Bond Fund of the Smith Breeden Trust:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden High Yield Bond Fund of the Smith Breeden Trust (the "Fund") as of March 31, 1999, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period October 15, 1998 (commencement of operations) to March 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Breeden High Yield Bond Fund of the Smith Breeden Trust as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated period in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 14, 1999

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Breeden Series Fund and the Smith Breeden Trust (the "Trusts") are open-end, diversified management investment companies registered under the Investment Company Act of 1940, as amended. The Smith Breeden Series Fund offers shares in two series: the Smith Breeden Short Duration U.S. Government Fund (the "Short Fund") and the Smith Breeden Intermediate Duration U.S. Government Fund (the "Intermediate Fund"). The Smith Breeden Trust offers shares in three series: the Smith Breeden U.S. Equity Market Plus Fund (the "U.S. Equity Fund", formerly the Smith Breeden Equity Market Plus Fund), the Smith Breeden High Yield Bond Fund (the "High Yield Fund"), and the Smith Breeden Financial Services Fund (the "Financial Services Fund"). The following is a summary of accounting policies consistently followed by the Short Fund, the Intermediate Fund, the High Yield Fund, the U.S. Equity Fund and the Financial Services Fund (collectively, the "Funds").

A. SECURITY VALUATION: Portfolio securities are valued at the current market value provided by a pricing service, or by a bank or broker/dealer experienced in such matters when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System with total assets in excess of $500 million, and securities dealers, provided that such banks or dealers meet the credit guidelines of the Funds' Board of Trustees. In a repurchase agreement, a Fund acquires securities from a third party, with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Funds' custodian maintains control or custody of the securities collateralizing the repurchase agreement until maturity. The value of the collateral is monitored daily, and, if necessary, additional collateral is received to ensure that the market value of the collateral remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

C. REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid high-grade debt obligations at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

D. DOLLAR ROLL AND REVERSE DOLLAR ROLL AGREEMENTS: A dollar roll is an agreement to sell securities for delivery in the current month and to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. When a Fund invests in a dollar roll, it is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by earnings on the cash proceeds of the initial sale.

A reverse dollar roll is agreement to buy securities for delivery in the current month and to sell substantially similar (same type and coupon) securities on a specified future date, typically at a lower price. During the roll period, the fund receives the principal and interest on the securities purchased in compensation for the cash invested in the transaction.

E. DISTRIBUTIONS AND TAXES: Dividends to shareholders are recorded on the ex-dividend date. Each Fund intends to continue to qualify for and elect the special tax treatment afforded to regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Funds of Federal income taxes. To so qualify, the Funds intend to distribute substantially all net investment income and net realized capital gains, if any, less any available capital loss carryforward. The following table summarized the available capital loss carryforwards for each Fund.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


1. SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

                                       CAPITAL LOSS        CAPITAL LOSS       CAPITAL LOSS
                                       CARRYFORWARD        CARRYFORWARD       CARRYFORWARD
FUND                                EXPIRES 3/31/2004   EXPIRES 3/31/2005   EXPIRES 3/31/2007
---------------------------------- ------------------- ------------------- ------------------
      Short Duration Fund ........       $658,505            $829,556           $      0
      Intermediate Duration Fund .              0                   0            126,641
      U.S. Equity Fund ...........              0                   0                  0
      Financial Services Fund ....              0                   0            196,832
      High Yield Bond Fund .......              0                   0                  0

F. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND OPERATING EXPENSES:
Securities transactions are recorded on the trade date. Interest income is accrued daily, and includes net amortization from the purchase of fixed-income securities. Discounts and premiums on fixed-income securities purchased are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

Expenses are accrued daily. Common expenses incurred by the Trusts are generally allocated among the funds comprising the Trusts based on the ratio of net assets of each Fund to the combined net assets of each Trust. Other expenses are charged to each Fund on a specific identification basis.

G. ACCOUNTING ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. FINANCIAL INSTRUMENTS

A. FUTURES CONTRACTS HELD OR ISSUED FOR PURPOSES OTHER THAN TRADING: The Short Fund, Intermediate Fund, and U.S. Equity Fund use interest-rate futures contracts for risk management purposes in order to reduce fluctuations in the Funds' net asset values relative to the Funds' targeted option-adjusted durations. The Financial Services Fund uses S&P 500 futures contracts for risk management purposes in order to manage the Fund's equity market risk relative to its benchmark. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
The Short Fund had the following open futures contracts as of March 31, 1999:



                              NUMBER OF                 EXPIRATION      UNREALIZED
TYPE                          CONTRACTS   POSITION        MONTH         GAIN/(LOSS)
---------------------------- ----------- ---------- ----------------- --------------
5 Year Treasury ............      43       Short    June, 1999           $   7,791
10 Year Treasury ...........     113       Short    June, 1999              53,226
3 Month Eurodollar .........      31       Short    June, 1999              (1,140)
3 Month Eurodollar .........      55       Short    September, 1999         (9,898)
3 Month Eurodollar .........      12       Long     December, 1999          (6,054)
3 Month Eurodollar .........      12       Long     March, 2000            (10,004)
3 Month Eurodollar .........      12       Long     June, 2000             (10,891)
3 Month Eurodollar .........      12       Long     September, 2000        (11,429)
3 Month Eurodollar .........      12       Long     December, 2000         (10,541)
3 Month Eurodollar .........      12       Long     March, 2001            (11,429)
3 Month Eurodollar .........      12       Long     June, 2001             (11,729)
3 Month Eurodollar .........      62       Long     September, 2001         94,284
3 Month Eurodollar .........      12       Long     December, 2001         (10,529)
3 Month Eurodollar .........      12       Long     March, 2002            (11,980)
3 Month Eurodollar .........      12       Long     June, 2002             (12,305)
3 Month Eurodollar .........      12       Long     September, 2002        (12,342)
3 Month Eurodollar .........      12       Long     December, 2002         (10,804)
3 Month Eurodollar .........      12       Long     March, 2003            (12,241)
3 Month Eurodollar .........      12       Long     June, 2003             (12,316)
3 Month Eurodollar .........      12       Long     September, 2003        (12,316)
3 Month Eurodollar .........      12       Long     December, 2003         (10,841)
3 Month Eurodollar .........      12       Long     March, 2004            (11,804)
3 Month Eurodollar .........      12       Long     June, 2004             (11,879)
3 Month Eurodollar .........      12       Long     September, 2004        (12,079)
3 Month Eurodollar .........      12       Long     December, 2004         (10,854)
3 Month Eurodollar .........      12       Long     March, 2005            (11,579)
3 Month Eurodollar .........      12       Long     June, 2005             (11,654)
3 Month Eurodollar .........      12       Long     September, 2005        (11,479)
3 Month Eurodollar .........       4       Long     December, 2005          (1,168)
3 Month Eurodollar .........       2       Long     March, 2006               (559)
                                                                         ---------
                                                    Total               ($ 116,543)
                                                                         =========

The Intermediate Fund had the following open futures contracts as of March 31, 1999:



                            NUMBER OF                EXPIRATION    UNREALIZED
TYPE                        CONTRACTS   POSITION       MONTH       GAIN/(LOSS)
-------------------------- ----------- ---------- --------------- ------------
5 Year Treasury ..........     32        Long     June, 1999       ($ 10,246)
10 Year Treasury .........     82        Short    June, 1999          87,600
                                                                    --------
                                                  Total             $ 77,354
                                                                    ========

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
The U.S. Equity Fund had the following open interest-rate futures contracts as of March 31, 1999:



                              NUMBER OF                 EXPIRATION      UNREALIZED
TYPE                          CONTRACTS   POSITION        MONTH         GAIN/(LOSS)
---------------------------- ----------- ---------- ----------------- --------------
5 Year Treasury ............     126       Short    June, 1999           $  18,527
10 Year Treasury ...........      81       Short    June, 1999              60,409
3 Month Eurodollar .........     185       Long     June, 1999              31,543
3 Month Eurodollar .........     166       Short    September, 1999       (214,510)
3 Month Eurodollar .........      18       Short    December, 1999           7,819
3 Month Eurodollar .........      55       Short    March, 2000            (31,048)
3 Month Eurodollar .........      18       Short    June, 2000              15,032
3 Month Eurodollar .........     127       Short    September, 2000       (164,284)
3 Month Eurodollar .........      18       Short    December, 2000          14,007
3 Month Eurodollar .........      49       Short    March, 2001             (3,208)
3 Month Eurodollar .........      18       Short    June, 2001              15,132
3 Month Eurodollar .........     123       Short    September, 2001       (148,704)
3 Month Eurodollar .........      18       Short    December, 2001          12,769
3 Month Eurodollar .........      48       Short    March, 2002              3,059
3 Month Eurodollar .........      18       Short    June, 2002              15,494
3 Month Eurodollar .........     117       Short    September, 2002        (35,589)
3 Month Eurodollar .........      18       Short    December, 2002          13,369
3 Month Eurodollar .........      62       Short    March, 2003             (3,129)
3 Month Eurodollar .........      18       Short    June, 2003              15,544
3 Month Eurodollar .........     102       Short    September, 2003         35,204
3 Month Eurodollar .........      16       Short    December, 2003          10,803
3 Month Eurodollar .........      65       Short    March, 2004              9,645
3 Month Eurodollar .........      16       Short    June, 2004              12,803
3 Month Eurodollar .........      16       Short    September, 2004         13,103
3 Month Eurodollar .........      16       Short    December, 2004          11,678
3 Month Eurodollar .........     135       Short    March, 2005             26,768
3 Month Eurodollar .........      16       Short    June, 2005              13,003
3 Month Eurodollar .........      13       Short    September, 2005         11,167
3 Month Eurodollar .........       4       Short    December, 2005           2,007
3 Month Eurodollar .........      78       Short    March, 2006             18,424
3 Month Eurodollar .........      24       Short    March, 2007              8,292
                                                                         ---------
                                                    Total               ($ 204,874)
                                                                         =========

The Financial Services Fund had the following open futures contracts on the S&P 500 Index as of March 31, 1999:



                   NUMBER OF                                 UNREALIZED
TYPE               CONTRACTS   POSITION   EXPIRATION MONTH   GAIN/(LOSS)
----------------- ----------- ---------- ------------------ ------------
S&P 500 .........     7         Short      June, 1999        ($ 57,627)
                                                              --------
                                               Total         ($ 57,627)
                                                              ========

Futures transactions involve costs and may result in losses. The effective use of futures depends on the Funds' ability to close futures positions at times when the Funds' Advisor deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Funds, of the futures contract themselves, and of the securities that are the subject of a hedge.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
B. DERIVATIVE FINANCIAL INSTRUMENTS HELD OR ISSUED FOR TRADING PURPOSES: The U.S. Equity Fund invests in futures contracts on the S&P 500 Index whose returns are expected to track movements in the S&P 500 Index.

The U.S. Equity Fund had the following open futures contracts on the S&P 500 Index as of March 31, 1999:



                     NUMBER OF              EXPIRATION   UNREALIZED
TYPE                 CONTRACTS   POSITION      MONTH     GAIN/(LOSS)
------------------- ----------- ---------- ------------ ------------
  S&P 500 .........    580        Long     June, 1999    $1,787,863
                                                         ----------
                                              Total      $1,787,863
                                                         ==========

C. ASSETS PLEDGED TO COVER MARGIN REQUIREMENTS FOR OPEN FUTURES POSITIONS: The aggregate market value of assets pledged to cover margin requirements for the open futures positions at March 31, 1999 was:



FUND                             ASSETS PLEDGED
------------------------------- ---------------
  Short Fund ..................   $   353,496
  Intermediate Fund ...........       215,792
  U.S. Equity Fund ............    11,246,155
  Financial Services Fund .....       115,500

E. INTEREST-RATE SWAP CONTRACTS: The Funds may use interest-rate swap contracts to help manage interest-rate risk. Interest-rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The most common type of interest-rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Interest-rate swaps do not involve the exchange of principal between the parties. The Funds will not enter into interest-rate swap contracts unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the counterparty is rated either AA or A or better by Standard & Poor's Corporation, or Aa or P-1 or better by Moody's Investors Service, Inc. (or is otherwise acceptable to either agency) at the time of entering into such a transaction. If the counterparty to the swap transaction defaults, the Funds will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that interest-rate swap contract counterparties will be able to meet their obligations under the swap contracts or that, in the event of default, the Funds will succeed in pursuing contractual remedies. The Funds may thus assume the risk that payments owed the Funds under a swap contract will be delayed, or not received at all. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the interest-rate swaps, and may realize a loss. The Funds recognize gains and losses under interest-rate swap contracts as realized gains or losses on investments upon sale of the swap contracts.

As of March 31, 1999, the Short Fund had two open interest-rate swap contracts. In each of the contracts, the Short Fund has agreed to pay a fixed rate and receive a floating rate. The Short Fund's interest-rate swap contracts have been entered into on a net basis, i.e., the two payment streams are netted out, with the Short Fund receiving or paying, as the case may be, only the net amount of the two payments. The floating rate on the contracts resets quarterly and is the three-month London Inter-Bank Offered Rate ("LIBOR"). The Short Fund's interest payable on the interest-rate swap contracts as of March 31, 1999 was $57,776. No collateral is required under these contracts.

F. INTEREST-RATE CAP CONTRACTS: The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate caps. The Short Fund had one interest-rate cap contract open at March 31, 1999.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
G. OPTIONS ON INTEREST-RATE SWAP CONTRACTS: The Funds may enter into over-the-counter transactions swapping interest rates, or purchase options to enter into such contracts. Purchased options on interest-rate swap contracts ("swaptions") give the right, but not the obligation, to enter into a swap contract with the counterparty which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement.

As of March 31, 1999, the U.S. Equity Fund had two open swaptions. In each of the contracts, the Fund has paid a sum of money, called a premium, to the counterparty, in return for the swaptions. These swaptions may be exercised by entering into a swap contract with the counterparty only on the date specified in each contract. If the swaptions are exercised, the Fund will enter into a swap either to pay a specified fixed interest rate in return for receiving a floating rate, or receive a fixed rate in return for paying a floating rate, based on the respective contracts, or both. The floating rate on the swap contracts as specified in the swaption agreements resets quarterly and is the three-month London Inter-Bank Offered Rate ("LIBOR"). If the counterparty to the swaption transaction defaults, the Fund will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that the interest rate swap or swaption contract counterparty will be able to meet its obligation under the contracts, or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in, or prevented from, receiving payments owed to it under the swaption, or swap contracts should the swaptions be exercised. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the swaptions, and may realize a loss. The Fund recognizes gains and losses under swaptions as realized gains or losses on investments upon sale or expiration of the contracts.


3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Advisor"), a registered Investment Advisor, provides the Funds with investment management services. As compensation for these services, the Funds pay the Advisor a fee computed daily and payable monthly at a fixed annual rate based on the Funds' average daily net assets.

The Advisor has voluntarily agreed to reimburse normal business expenses of the Funds through August 1, 1999 so that total direct and indirect operating expenses do not exceed the percentages listed below of each fund's average net assets. This voluntary agreement may be terminated or modified at any time by the Advisor in its sole discretion except that the Advisor has agreed to limit expenses to these levels until August 1, 1999. The table below lists the fees received by the Advisor and the expenses reimbursed by the Advisor to each Fund during the year ending March 31, 1999.

                                 NET EXPENSE   FEES RECEIVED   EXPENSES REIMBURSED
FUND                                RATIO        BY ADVISOR        BY ADVISOR
------------------------------- ------------- --------------- --------------------
      Short Fund ..............      0.78%       $  508,343         $ 155,616
      Intermediate Fund .......      0.88%          355,620            83,434
      U.S. Equity Fund ........      0.88%        1,090,372           251,051
      Financial Services Fund .      1.48%          107,863           117,431
      High Yield Bond Fund ....      0.98%            6,058            50,547

The Funds have adopted a Distribution and Services Plan (the "Plan") under Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Advisor to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Funds, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Advisor, which may come out of the advisory fee, to dealers and other persons at the annual rate of up to 0.25% of each Fund's average net assets, subject to the authority of the Trustees of the Fund, to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Advisor shall determine the amount of such payments and the purposes for which they are made.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- CONTINUED Certain officers and trustees of the Fund are also officers and directors of the Advisor.


4. INVESTMENT TRANSACTIONS

During the year ended March 31, 1999 purchases and proceeds from sales of securities, other than short-term investments, aggregated:



                                  PURCHASES OF       PROCEEDS FROM
FUND                               SECURITIES     SALES OF SECURITIES
------------------------------- ---------------- --------------------
  Short Fund ..................  $ 257,690,659       $ 254,290,486
  Intermediate Fund ...........    259,809,711         229,277,078
  U.S. Equity Fund ............    875,819,709         790,168,109
  Financial Services Fund .....     11,055,264           8,877,443
  High Yield Bond Fund ........      2,398,197             213,563

The cost of securities held for Federal tax purposes, and the net unrealized appreciation (depreciation) of investments, short sales and futures contracts is as follows:



                                COST OF SECURITIES                                          NET UNREALIZED
                                  FOR FEDERAL TAX    GROSS UNREALIZED   GROSS UNREALIZED     APPRECIATION
FUND                                 PURPOSES          APPRECIATION       DEPRECIATION      (DEPRECIATION)
------------------------------ -------------------- ------------------ ------------------ -----------------
 Short Fund ..................     $ 93,524,013         $ 1,102,601      ($  3,534,330)     ($  2,431,729)
 Intermediate Fund ...........       66,373,425             213,025           (360,020)          (146,995)
 U.S. Equity Fund ............      246,631,334           2,443,797         (1,376,620)         1,067,177
 Financial Services Fund .....        8,654,885             503,012           (462,793)            40,219
 High Yield Bond Fund ........        2,195,739              46,929           (121,573)           (74,644)

5. CREDIT FACILITY

The High Yield Bond Fund and the Financial Services Funds have available unsecured lines of credit from Bank of New York, the Funds' custodian. Total borrowing allowed under the lines of credit is limited to the lesser of:

a) The amount of the line of credit;

b) 33 1/3% of the amount by which each Fund's total assets exceed each Fund's total liabilities at the time a borrowing request is made;

c) The maximum amount the Funds are permitted to borrow under the Investment Company Act of 1940, as amended; or

d) The maximum amount the Bank of New York is permitted to loan to the Funds under regulations promulgated by the Board of Governors of the Federal Reserve System.

The Financial Services Fund pays a fee of 0.15% per annum, and the High Yield Fund pays a fee of 0.25% per annum on the total line of credit, whether used or unused. In addition, the Financial Services Fund pays interest at a rate per annum equal to the overnight Federal Funds Rate plus 1%, and the High Yield Fund pays interest at a rate per annum equal to the overnight Federal Funds Rate plus 1 1/4%, on amounts borrowed under the lines of credit. The total amount of the line of credit is $2,500,000 for the Financial Services Fund and $1,000,000 for the High Yield Bond Fund. As of March 31, 1999, the Financial Services Fund had borrowed $2,125,000 and the High Yield Bond Fund had borrowed $60,000 under the Funds' respective lines of credit.